                           OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                          Supplement Dated August 18, 2005 to the
                             Prospectus dated November 24, 2004

     This  supplement  amends the  Prospectus  dated November 24, 2004 and is in addition to the supplement dated February 18, 2005.

The Prospectus is revised as follows:

     The  following  paragraph is added at the end of the section  titled "About
The Fund - About The Fund's Investments - Other Investment Strategies."

     Investments  by "Funds of Funds." Class Y shares of the Fund are offered as an  investment  to other  Oppenheimer  funds that act as "funds of  funds."  The
Fund's Board of Trustees has approved  making the Fund's shares  available as an investment to those funds. Those funds of funds may invest significant  portions of their  assets  in  shares  of the  Fund,  as  described  in their  respective prospectuses.  Those other  funds,  individually  and/or  collectively,  may own significant amounts of the Fund's shares from time to time. Those funds of funds typically  use asset  allocation  strategies  under  which they may  increase or reduce the amount of their investment in the Fund frequently, which may occur on a daily  basis  under  volatile  market  conditions.  Depending  on a number  of factors,  such as the  flows of cash  into and from the Fund as a result  of the activity  of  other  investors  and the  Fund's  then-current  liquidity,  those purchases and  redemptions  of the Fund's shares by funds of funds could require the Fund to purchase or sell portfolio  securities,  increasing its  transaction costs and possibly reducing its performance,  if the size of those purchases and redemptions  were  significant  relative to the size of the Fund.  For a further discussion  of the possible  effects of frequent  trading in the Fund's  shares, please refer to "Are There Limitations On Exchanges?" below.

August 18, 2005                                                 PS0215.031